EXHIBIT 10.3


                            FORM OF PURCHASE WARRANT

                  TO SUBSCRIBE FOR AND PURCHASE COMMON STOCK OF

                                 TELIDENT, INC.
                                      DATED
                                  JUNE 30, 1997


            THIS CERTIFIES THAT, for value received, _________________________ (the "Holder"), or registered permitted assigns, is entitled to purchase from TELIDENT, INC. (the "Corporation"), a corporation organized and existing under the laws of the State of Minnesota, at the purchase price per share specified below (subject to adjustment as noted below) at any time or from time to time from and after the date hereof to and including the Termination Date (as hereinafter defined) up to _________________________ fully paid and nonassessable shares of the Corporation's Common Stock, par value $0.02 per share (the "Common Stock") (subject to adjustment as noted below). This Warrant has been issued in connection with the conversion of that certain 10% Convertible Debenture and/or 10% Series B Convertible Debenture issued by the Company to the Holder in the aggregate principal amount of $__________ (the "Debenture"). For purposes of this Warrant, "Termination Date" shall mean 5:00 P.M. Minneapolis time on the second anniversary hereof, unless extended as provided herein.

            The purchase price shall be $1.41 per share (the "Purchase Price"). The Purchase Price shall be subject to adjustment as provided below.

            The Holder may sell, transfer, assign or otherwise dispose of any of its rights or obligations hereunder in accordance with applicable securities laws.

            This Warrant is subject to the following provisions, terms and conditions:

            1. This Warrant may be exercised by the Holder hereof, in whole or in part, by written notice of exercise delivered to the Corporation thirty (30) days prior to the intended date of exercise along with the surrender of this Warrant (properly endorsed if required) at the principal office of the Corporation and upon payment to it by wire transfer of the Purchase Price for the number of shares of Common Stock which the Holder elects to purchase. The Corporation agrees that the shares so purchased shall be and are deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. Subject to the provisions of the next succeeding paragraph, certificates for the shares of stock so purchased shall be delivered to the Holder hereof within a reasonable time, not exceeding 10 days, after the rights represented by this Warrant shall have been so exercised, and, unless this Warrant has expired, a new Warrant representing the number of shares, if any, with respect to which this Warrant shall not then have been exercised shall also be delivered to the Holder hereof within such time.

            2. The Corporation shall have the right to require the Holder to exercise this Warrant in full or forego all rights under this Warrant (the "Call"), and the Holder agrees to exercise this Warrant in full or forego all such rights (to the extent this Warrant has not previously been exercised), upon the Corporation's giving written notice to the Holder (the "Call Notice"). The Call may be exercised at the option of the Corporation at any time if the average of the bid price of the Corporation's Common Stock on The NASDAQ SmallCap Market (or such other market or exchange as such Common Stock may be traded) has equaled or exceeded $1.97 per share for a period of at least ten
(10) consecutive trading days immediately prior to the Call Notice. Upon receipt of such Call Notice, the Holder shall surrender this Warrant to the Corporation and, if the Holder intends to exercise this Warrant, along with payment of the Purchase Price for the Common Stock to be purchased on or before the fifteenth
(15th) day following the Corporation's giving of the Call Notice to the Holder. If the Corporation gives the Call Notice to the Holder and the Holder does not exercise the Warrant in full within such fifteen (15) day period, this Warrant shall be null and void and of no further force and effect.

            3. The Corporation covenants and agrees that all shares which may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be duly authorized and issued, fully paid and nonassessable.

            4. The above provisions are subject to the following:

            (a) The Purchase Price shall, from and after the date of issuance of this Warrant, be subject to adjustment from time to time as hereinafter provided. Upon each adjustment of the Purchase Price, the Holder of this Warrant shall thereafter be entitled to purchase, at the Purchase Price resulting from such adjustment, the number of shares obtained by multiplying the Purchase Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment and dividing the product thereof by the Purchase Price resulting from such adjustment.

            (b) In case the Corporation shall at any time subdivide or combine its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall be proportionately increased.

            (c) If any capital reorganization or reclassification of the capital stock of the Corporation, or consolidation or merger of the Corporation with another corporation, or the sale of all or substantially all of its assets to another corporation shall be effected in such a way that the holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provision shall be made whereby the Holder hereof shall thereafter have the right to purchase and receive, upon the basis and upon the terms and conditions specified in this Warrant and in lieu of the shares of the Common Stock of the

Corporation immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof.

            (d) No fractional shares of Common Stock shall be issued upon the exercise of this Warrant, but, instead of any fraction of a share which would otherwise be issuable, the Corporation shall pay a cash adjustment (which may be effected as a reduction of the amount to be paid by the Holder hereof upon such exercise) in respect of such fraction in an amount equal to the same fraction of the Market Price per share of Common Stock as of the close of business on the date of the notice required by paragraph 1 above. "Market Price" shall mean, if the Common Stock is traded on a securities exchange or on The NASDAQ SmallCap Market, the closing price of the Common Stock on such exchange or the NASDAQ SmallCap Market, or, if the Common Stock is otherwise traded in the over-the-counter market, the closing price, in each case averaged over a period of 20 consecutive business days prior to the date as of which "Market Price" is being determined. If at any time the Common Stock is not traded on an exchange or The NASDAQ SmallCap Market, or otherwise traded in the over-the-counter market, the "Market Price" shall be the fair value thereof determined in good faith by the Board of Directors of the Corporation as of a date which is within 15 days of the date as of which the determination is to be made.

            5. As used herein, the term "Common Stock" shall include shares designated as Common Stock of the Corporation on the date of original issue of this Warrant or, in the case of any reclassification of the outstanding shares thereof, the stock, securities or assets provided for in paragraph 4(c) above.

            6. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Corporation.

            7. The Holder of this Warrant, by acceptance hereof, agrees to give written notice to the Corporation before transferring this Warrant or transferring any unregistered Common Stock issuable or issued upon the exercise hereof of Holder's intention to do so, describing briefly the manner of any proposed transfer of this Warrant or Holder's intention as to the disposition to be made of shares of Common Stock issuable or issued upon the exercise hereof. Holder shall also provide the Corporation with an opinion of counsel satisfactory to the Corporation to the effect that the proposed transfer of this Warrant or disposition of unregistered shares may be effected without registration or qualification (under any Federal or State law) of this Warrant or the shares of Common Stock issuable or issued upon the exercise hereof. Upon receipt of such written notice and opinion by the Corporation, Holder shall be entitled to transfer this Warrant, or to exercise this

Warrant in accordance with its terms and dispose of the shares received upon such exercise or to dispose of shares of Common Stock received upon the previous exercise of this Warrant, provided that an appropriate legend respecting the aforesaid restrictions on transfer and disposition may be endorsed on this Warrant or the certificates for such shares.

            8. Subject to the provisions of paragraph 7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, by the Holder hereof in person or by duly authorized attorney, upon surrender at the principal office of the Corporation of this Warrant properly endorsed. Each taker and holder of this Warrant, by taking or holding the same, consents and agrees that the bearer of this Warrant, when endorsed, may be treated by the Corporation and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until such transfer on such books, the Corporation may treat the registered Holder hereof as the owner for all purposes.

            9. The obligations contained herein shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

            10. All questions concerning this Warrant will be governed and interpreted and enforced in accordance with the internal law of the State of Minnesota.

            11. Any notice required to be given to the Corporation under the terms of this Warrant shall be in writing and addressed to the Secretary of the Corporation at One Main Street, S.E., Suite 85, Minneapolis, Minnesota 55414. All notices shall be deemed to have been given or delivered upon: personal delivery; five (5) days after deposit in the United States Mail, certified or registered (return receipt requested); or one (1) business day after deposit with a nationally recognized overnight courier (prepaid).

            IN WITNESS WHEREOF, the Corporation and the Holder have caused this Warrant to be signed effective June 30, 1997.

                                       TELIDENT, INC.


                                       -----------------------------------------
                                       W. Edward McConaghay,
                                       President and Chief Executive Officer

                                       HOLDER

                                       For an Entity:



                                       -----------------------------------------
                                       Print Name of Entity


                                       By:
                                          --------------------------------------
                                          Print Name:
                                                     ---------------------------
                                          Its:
                                              ----------------------------------

                                       For an Individual:



                                       -----------------------------------------
                                       Print Name:
                                                  ------------------------------

                             RESTRICTION ON TRANSFER


            The securities evidenced hereby may not be transferred without (i) an opinion of counsel reasonably satisfactory to the Corporation that such transfer may be lawfully made without registration under the Federal Securities Act of 1933 and all applicable state securities laws or (ii) such registration.

                               FORM OF ASSIGNMENT
                       (TO BE SIGNED ONLY UPON ASSIGNMENT)



            FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto this Warrant, and appoints

to transfer this Warrant on the books of the Corporation with the full power of substitution in the premises.

Dated:

In the presence of:




                                        ----------------------------------------
                                        (Signature must conform in all respects
                                        to the name of the Holder as specified
                                        on the face of this Warrant without
                                        alteration, enlargement or any change
                                        whatsoever)

                                SUBSCRIPTION FORM



             To Be Executed by the Holder of This Warrant if Holder
              Desires to Exercise This Warrant in Whole or in Part:

To: Telident, Inc. (the "Corporation")

                The undersigned ________________________________

                     Please insert Social Security or other
                        identifying number of Subscriber:

                         ______________________________

hereby irrevocably elects to exercise the right of purchase represented by this Warrant for, and to purchase thereunder, __________ shares of the Common Stock provided for therein and tenders payment herewith to the order of the Corporation in the amount of $__________, such payment being made as provided on the face of this Warrant.

          The undersigned requests that certificates for such shares of Common Stock be issued as follows:


            Name:
                        ---------------------------------------------------
            Address:
                        ---------------------------------------------------
            Deliver to:
                        ---------------------------------------------------
            Address:
                        ---------------------------------------------------
and, if such number of shares of Common Stock shall not be all the shares of Common Stock purchasable hereunder, that a new Warrant for the balance remaining of the shares of Common Stock purchasable under this Warrant be registered in the name of, and delivered to, the undersigned at the address stated above.


Dated:
      ------------------------


                                       For an Entity:



                                       -----------------------------------------
                                       Print Name of Entity


                                       By:
                                          --------------------------------------
                                          Print Name:
                                                     ---------------------------
                                          Its:
                                              ----------------------------------

                                       For an Individual:



                                       -----------------------------------------
                                       Print Name:
                                                  ------------------------------


Note: The signature on this Subscription Form must correspond with the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatever.